Exhibit 99.1

3rd Quarter 2018 Investor Update Oglethorpe Power Corporation November 14, 2018

Notice to Recipients Cautionary Note Regarding Forward Looking Statements Certain of the information contained in this presentation, including certain of the statements made by representatives of Oglethorpe Power Corporation (An Electric Membership Corporation) (“Oglethorpe”), that are not historical facts are forward-looking statements. Although Oglethorpe believes that in making these forward-looking statements its expectations are based on reasonable assumptions, Oglethorpe cautions the reader not to put undue reliance on these forward-looking statements, which are not guarantees of future performance. Forward-looking statements involve uncertainties and there are important factors, many of which are outside management’s control, which could cause actual results to differ materially from those expressed or implied by these forward-looking statements. Some of the risks, uncertainties and assumptions that may cause actual results to differ from these forward-looking statements are described under the headings “CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS” and “Risk Factors” in our Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2018, filed with the Securities and Exchange Commission on November 9, 2018, and “Item 1A – RISK FACTORS” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2017, filed with the Securities and Exchange Commission on March 28, 2018. This electronic presentation is provided as of November 14, 2018. If you are viewing this presentation after that date, there may have been events that occurred subsequent to such date that could have a material adverse effect on the information that was presented. Oglethorpe undertakes no obligation to publicly update any forward-looking statements. 2

Vogtle 3 & 4 Update Operations Update Financial and Liquidity Update Presenters and Agenda Mike Price Executive Vice President and Chief Operating Officer Betsy Higgins Executive Vice President and Chief Financial Officer Mike Smith President and Chief Executive Officer 3

OglethorpePower

Vogtle 3 & 4 Update

- In the summer of 2018, Southern Nuclear notified the co-owners that projected costs to complete construction had increased by approximately $2.3 billion, and included these increased costs in its VCM 19* filing with the Georgia PSC. Oglethorpe's share of this is $690 million.
  - There was no change to the 2021 and 2022 project completion dates.
- This triggered a requirement for a 90% co-owner vote to continue construction.
- In connection with its vote to continue construction with Vogtle 3&4, Oglethorpe approved a revised $7.5 billion budget for its 30% interest.
  - In addition to construction costs, this budget includes project-level contingency and Oglethorpe-level contingency as well as interest during construction.
- Additionally, Oglethorpe negotiated revisions to the joint ownership agreement:
  - Georgia Power assumes an increasing portion of construction costs, subject to exceptions, that exceed VCM 19 + $800 million (equivalent to ~$7.5 billion for Oglethorpe) and is entitled to 60.7% of any cost savings.
  - Oglethorpe has an option to freeze its investment should there be cost increases at the project level of more than $2.1 billion (equivalent to a ~$7.83 billion total project cost for Oglethorpe) by tendering a proportionate share of its ownership interest to Georgia Power.
  - Oglethorpe has the option to sell its production tax credits (PTCs) to Georgia Power at a price of 88% - 98% of the nominal value thereof. The PTCs, which have an expected nominal value of $660 million, are generated in the 8 years following commercial operation.

*Filed on August 31, 2018

3rd Quarter 2018 – Investor Update
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Oglethorpe’s investment as of September 30, 2018 was $3.6 billion. Oglethorpe’s new project budget is $7.5 billion as a result of recent cost increase approved by co-owners in September 2018. $3.6 billion spent through 9/30/2018 Forecast DEC 2011 DCD Final Rule Effective MAY 2005 Development Agreement MAR 2008 Filed COL with NRC APR 2006 Definitive Agreements MAY 2010 Signed DOE Conditional Term Sheet AUG 2006 Filed Early Site Permit (ESP) with NRC AUG 2009 NRC Issuance of ESP/LWA AUG 2011 NRC Completed Work on FSER for both AP1000 DCD and COL FEB 2012 COLs Issued MAR 2013 Unit 3 First Nuclear Concrete FEB 2014 Start of DOE Funding NOV 2013 Unit 4 First Nuclear Concrete NOV 2022 Unit 4 In-Service DEC 2015 Settlement Agreement with Contractors MAY 2021 Unit 3 Fuel Load MAY 2022 Unit 4 Fuel Load NOV 2021 Unit 3 In-Service 2017 2016 2015 2014 2013 2012 2011 2010 2009 2018 2019 2020 2021 2022 2007 2008 2006 2005 2017 WEC Bankruptcy/ SNC Assumes project mgmt. Vogtle 3 & 4: Spending 5 SEP 2018 Budget Adjustment, Vote to Continue DEC 2017 Georgia PSC Decision on Continuation of Project and Receipt of Toshiba Guaranty in Full Reduced by $1.1 billion in 2017 due to Toshiba Guarantee payment Actual $- $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 $4.0 $4.5 $5.0 $5.5 $6.0 $6.5 $7.0 $7.5 (Billions)

Official Project Schedule has in-service (COD) dates of November 2021 & 2022. Site working towards more aggressive schedule. SNC/Bechtel have improved both productivity & production. Monthly production targets continue to increase through 2018 and into 2019. Recruitment underway to increase craft resources to support monthly targets. Overall construction is about 58% complete through September. Note: Three AP1000 units in China (Sanmen 1 & 2, and Haiyang 1) are now commercially operating and Haiyang 2 is expected to reach this milestone in December. Vogtle 3 & 4 Construction Update

OglethorpePower

Vogtle 3 & 4 Construction Update

U3 Progress

- Installed final Core Makeup Tank in containment
- Placed concrete floors in the main control room at EL 117'
- Installed final SPL18 structural steel support inside containment to EL 117'
- Set all four of the Reactor Coolant Pumps in containment (Top Photo)



U3 Look Ahead

- Set Ring 3 on Containment Vessel
- Place concrete in Courses 9 and 10 of the Shield Building
- Set Courses 11 and 12 on the Shield Building to EL 209'6"
- Install the Main Control Room roof in Auxiliary Building at EL 135'
- Set and install the polar crane inside containment

U4 Progress

- Set the first Steam Generator inside the Containment building (Bottom Photo)
- Set the first accumulator tank inside Containment
- Placed concrete in IRWST floor to EL 103' and pressurizer floor to EL 107'
- Completed Auxiliary Building walls and floors to EL 82'6"



U4 Look Ahead

- Set the Pressurizer Vessel inside Containment
- Set the second Steam Generator inside the Containment building
- Complete concrete walls in north Auxiliary Building to EL 117'
- Place Concrete in the north side of containment to EL 107' (Layer 11)

3rd Quarter 2018 – Investor Update

Oglethorpe’s Diversified Power Supply Portfolio Note: Capacity and energy includes Oglethorpe and Smarr EMC resources. Oglethorpe and Smarr EMC capacity reflects summer reserve planning capacity. 2018 Energy (MWh) (October 2017- September 2018) 2018 Capacity (MW) 8 54% 16% 20% 10% Rocky Mountain Pumped Storage Hydro Sewell Creek Energy Facility Chattahoochee Energy Facility Hawk Road Energy Facility Plant Wansley Talbot Energy Facility Hartwell Energy Facility Plant Vogtle Plant Hatch Doyle Generating Plant Smarr Energy Facilitiy Plant Scherer Thomas A. Smith Energy Facility 41% 40% 14% 5%

Capacity Factor Comparison Through September 30 Nuclear Coal Gas - CC Gas - CT Pumped Storage Hydro 9 0% 25% 50% 75% 100% Hatch Vogtle Scherer Wansley Chatt Smith Doyle Hawk Road Hartwell Talbot Rocky Mountain 2017 2018

Members’ Historical Peak Demand 10 Member Demand Requirements Member Energy Requirements Percent Change -0.2% Note: The data is at the Members’ delivery points (net of system losses), adjusted to include requirements served by us and member resources, to the extent known by us, behind the delivery points. -4.0% 6.0% -0.7% (MW) Percent Change in Overall Peak -13.3% 3.9% 15.3% -4.2% Highest Summer Peak (2012) = 9,353 MW Highest Winter Peak (2014) = 9,354 MW Winter Peak (2018) = 8,857 MW Summer Peak (2018) = 8,770 MW 2.6% 3.5% 2012 2013 2014 2015 2016 2017 2018 YTD Days > 90o 52 20 31 49 88 38 65 Days > 95o 20 0 1 3 22 0 2 Days > 100o 4 0 0 0 1 0 0 Days < 25o 6 2 19 10 5 3 10 -5.2% -4.5% 6.4% 1.6% projection (YTD) - 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 9,000 10,000 2012 2013 2014 2015 2016 2017 2018 Winter Peak Summer Peak 2012 2013 2014 2015 2016 2017 2018 (Millions MWh)

Income Statement Excerpts 11 With the adoption of Topic 606 (Revenue from Contracts with Customers) in 2018, Oglethorpe began assessing whether any revenue recorded in interim periods is likely to be refunded in the future. Oglethorpe expects its Board to approve a budget adjustment(s) by the end of the fourth quarter of 2018 which will result in the refund of revenue in excess of that required to meet the targeted margins for interest ratio of 1.14. As a result of this assessment, Oglethorpe reduced revenues (or sales to members) by $20 million for the nine-month period ended September 30, 2018. In addition, the nine-month period ended September 30, 2017 revenues (or sales to members) has been restated in accordance with Topic 606 to reflect a $15 million revenue reduction based on projections made at the time. Margins for Interest ratio is calculated on an annual basis and is determined by dividing Oglethorpe’s Margins for Interest by Interest Charges, both as defined in Oglethorpe’s First Mortgage Indenture. The Indenture obligates Oglethorpe to establish and collect rates that, subject to any necessary regulatory approvals, are reasonably expected to yield a Margins for Interest ratio equal to at least 1.10 for each fiscal year. In addition, the Indenture requires Oglethorpe to show that it has met this requirement for certain historical periods as a condition for issuing additional obligations under the Indenture. Oglethorpe increased its Margins for Interest ratio to 1.14 each year, starting in 2010, above the minimum 1.10x ratio required by the Indenture, and the 2018 and 2019 budgets also include a 1.14 Margins for Interest ratio. Oglethorpe’s Board of Directors will continue to evaluate margin coverage throughout the Vogtle construction period and may chose to further increase, or decrease, the Margins for Interest ratio in the future, although not below 1.10. Nine Months Ended Year Ended September 30, December 31, ($ in thousands) 2018 2017 2017 2016 2015 Statement of Revenues and Expenses: Operating Revenues: Sales to Members(a) $1,123,741 $1,091,975 $1,433,830 $1,506,807 $1,219,052 Sales to non-Members 470 220 366 424 130,773 Operating Expenses 938,587 899,873 1,195,326 1,251,567 1,092,367 Other Income 49,308 46,417 64,985 56,903 52,030 Net Interest Charges 178,913 190,054 252,578 262,222 261,147 Net Margin(a) $56,019 $48,685 $51,277 $50,345 $48,341 Margins for Interest Ratio(b) n/a n/a 1.14x 1.14x 1.14x Sales to Members Average Power Cost (cents/kWh) 6.32 6.00 6.02 5.90 6.64 Sales to Members (MWh) 17,784,450 18,213,379 23,813,679 25,522,852 18,371,558

Balance Sheet Excerpts (a) The equity ratio is calculated, pursuant to Oglethorpe’s First Mortgage Indenture, by dividing patronage capital and membership fees by total capitalization plus unamortized debt issuance costs and bond discounts and long-term debt due within one year (Total Long-Term Debt and Equities in the table above). Oglethorpe has no financial covenant requirement it to maintain a minimum equity ratio; however, a covenant in the Indenture restricts distributions of equity (patronage capital) to its Members if its equity ratio is below 20%. Oglethorpe also has a covenant in two credit agreements that currently requires a minimum total patronage capital of $750 million. The equity ratio is less than that of many investor-owned utilities because Oglethorpe operates on a not-for-profit basis and has a significant amount of authority to set and change rates to ensure sufficient cost recovery to produce margins to meet financial coverage requirements. 12 September 30, December 31, ($ in thousands) 2018 2017 2016 Balance Sheet Data: Assets: Electric Plant: Net Plant in Service $4,543,804 $4,584,075 $4,671,500 CWIP 3,633,520 2,935,868 3,228,214 Nuclear Fuel 343,285 358,562 377,653 Total Electric Plant $8,520,609 $7,878,505 $8,277,367 Investments, Current Assets and Deferred Charges 3,296,159 3,049,634 2,423,746 Total Assets $11,816,768 $10,928,139 $10,701,113 Capitalization: Patronage Capital and Membership Fees $967,106 $911,087 $859,810 Accumulated Other Comprehensive Deficit - - (370) Subtotal $967,106 $911,087 $859,440 Long-term Debt and Obligations under Capital Leases $8,370,740 $8,014,754 $7,984,932 Other 21,077 20,051 18,765 Total Capitalization $9,358,923 $8,945,892 $8,863,137 Plus: Unamortized Debt Issuance Costs and Bond Discounts on LT debt $95,382 $95,613 $101,261 Plus: Long-term Debt and Capital Leases due within one year 559,686 216,694 316,861 Total Long-Term Debt and Equities $10,013,991 $9,258,199 $9,281,259 Equity Ratio(a) 9.7% 9.8% 9.3%

New DOE Loan for Vogtle 3 & 4

- In September 2017, Oglethorpe received a conditional commitment from the DOE in the amount of $1.62 billion for an additional loan guarantee for Vogtle 3&4.
- If closed, this increases Oglethorpe's DOE loan financing from $3.06 billion to $4.68 billion.
- Initial estimate of subsidy fee for new loan is zero (same as original DOE loan).
- Closing is anticipated in Q1 2019.
- Savings estimates for this loan are ~$200 million net present value; combined with the first loan, net present value savings expected to exceed $500 million.
- Final approval of additional commitment is subject to various conditions and cannot be assured.

Vogtle 3 & 4 Financing Plan

Source	Without New DOE Loan	With New DOE Loan
Taxable Bonds (issued 2009-2018)	$1.89 billion	$1.89 billion
Existing DOE Loan (2014)	$3.06 billion	$3.06 billion[a]
New DOE Loan (2019)	---------------	$1.62 billion[a]
Future Taxable Bonds	$2.55 billion[b]	$0.93 billion[b]
Total	$7.50 billion	$7.50 billion

(a) Represents the full amounts of these loans, however, advances may not occur after December 31, 2020 for the 2014 loan and November 30, 2023 for the 2019 loan, so, depending on timing of construction payments, we may be unable to fully advance both facilities. We expect to use additional taxable bonds for amounts, if any, not fully advanced under these loan facilities.

(b) These amounts would be reduced by unspent contingency, if any, Member expensed interest during construction, and investment earnings from the Toshiba guarantee payment.

3rd Quarter 2018 – Investor Update

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An amendment made to the DOE loan agreement in July 2017 suspended our ability to advance funds under this loan until certain conditions are met (last advance was in December 2016). These conditions include approval and incorporation of the Bechtel agreement and other replacement agreements into the loan agreements as well approval of new budget and joint ownership agreement amendments. Oglethorpe received a conditional commitment for a new $1.62 billion DOE loan. Conditional commitment expires March 31, 2019. If closed, this increases Oglethorpe’s DOE loan financing from $3.06 billion to $4.68 billion. Final approval of additional commitment is subject to various conditions and cannot be assured. DOE Loan Summary as of October 31, 2018 DOE Guaranteed Loans(a) Average interest rate on all advances to-date under this loan is 3.37% (a) DOE guaranteed loans are funded through Federal Financing Bank and made at comparable Treasury plus 0.375%. (b) Represents accrued capitalized interest being financed with the DOE guaranteed loan. (c) Conditional loan commitment received September 28, 2017. 14 Purpose/Use of Proceeds Approved Advanced Remaining Amount Vogtle Units 3 & 4 Principal - 2014 Loan $2,721,597,857 $1,570,000,000 $1,151,597,857 Capitalized Interest(b) - 2014 Loan 335,471,604 214,692,969 120,778,635 New DOE Conditional Commitment(c) 1,619,679,706 0 1,619,679,706 $4,676,749,167 $1,784,692,969 $2,892,056,198 Purpose/Use of Proceeds Approved Advanced Remaining Amount Vogtle Units 3 & 4 Principal $2,721,597,857 $1,120,000,000 $1,601,597,857 Capitalized Interest 335,471,604 60,627,989 274,843,615 $3,057,069,461 $1,180,627,989 $1,876,441,472

Total amount outstanding under all RUS Guaranteed Loans is $2.6 billion, with an average interest rate of 3.87% RUS Guaranteed Loans(a) (a) RUS guaranteed loans are funded through Federal Financing Bank and made at comparable Treasury plus 0.125%. 15 RUS Loan Summary as of October 31, 2018 Purpose/Use of Proceeds Approved Advanced Remaining Amount Approved Loans General & Environmental Improvements $448,307,000 $287,029,690 $161,277,310 $448,307,000 $287,029,690 $161,277,310 Purpose/Use of Proceeds Approved Advanced Remaining Amount Vogtle Units 3 & 4 Principal $2,721,597,857 $1,120,000,000 $1,601,597,857 Capitalized Interest 335,471,604 60,627,989 274,843,615 $3,057,069,461 $1,180,627,989 $1,876,441,472

Recent and Upcoming Financing Activity Completed in 2018 January Completed $400 million tax-exempt term rate and fixed rate refunding. August Renewed JP Morgan $150 million bilateral credit facility for 3-years. October Issued $500 million 30-year First Mortgage Bonds. Upcoming in 2018 December Renewal of $110 million CFC unsecured bilateral credit facility. - Expected term 5-years Renewal of $250 million CFC secured bilateral credit facility. - Expected term 5-years - Plan to retain term-out feature allowing long-term loan maturing in 2043. Upcoming in 2019 March Complete amendments to existing DOE Loan to re-commence draws. Close new DOE loan Pay off $350 million taxable bullet at maturity. Late 2019 Renewal of $1.2 billion syndicated credit facility. 16

Oglethorpe’s Credit Facilities 17 $110M CFC Unsecured LOC Time Now (a) The secured Term Loan amount is actually $250 million, however, any outstanding advances under the CFC $110 million line of credit reduce the amount that can be borrowed under the Term Loan; therefore we show only $140 million of the secured term loan as being available. Term Loan includes an option to convert short-term borrowings, under either the LOC or the Term Loan, to long-term borrowings under the Term Loan with a 12/31/43 final maturity. Expect to renew both of these credit facilities prior to their December 2018 expiration dates. $1.21B Syndicated Revolver/CP Backup $140M CFC Secured Term Loan(a) Regions Bank $ 50 $150M JP Morgan Unsecured (Renewed in Q3 2018) $0 $500 $1,000 $1,500 $2,000 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 2043 (Millions)

Oglethorpe’s Available Liquidity as of November 6, 2018 Borrowings Detail $251.5 million - Letter of Credit Support for VRDBs & T.A. Smith Facility $290.0 million - CP for Vogtle Interim Financing $9.1 million - CP for Vogtle Interest Rate Hedging Represents 696 days of liquidity on hand (excluding Cushion of Credit) In addition, as of October 31, Oglethorpe had $691 million on deposit in the RUS Cushion of Credit Account. The RUS Cushion of Credit Account is designated as restricted investments and can only be used to pay debt service on RUS guaranteed loans. (a) 18 $1,610 $551 $1,059 $693 $1,753 $0 $500 $1,000 $1,500 $2,000 Total Credit Facilities Less Borrowings Available Credit Facilities Capacity Cash Total Liquidity $ millions

Net Margin Liquidity Wholesale Power Cost Interim CP Financing Balance Sheet Electric Plant Average Cost of Funds: 2.56% (dollars in millions) Secured LT Debt (10.31.18): $8.9 billion Weighted Average Cost: 4.24% Equity/Capitalization Ratio: 9.7% 2018 1.14 MFI ratio October 31, 2018 2018 Cost of Power Sales to Members (excluding Rate Management Program). Additional Member Collections for Rate Management Programs. 2018 2018 Long Term Debt 19 *Assumes expiring credit facilities are renewed at same levels * See note (a) on slide 12 for explanation of YE recognized revenue. $- $20 $40 $60 $80 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Millions Actual (excl YE Recgonized Revenue) Actual (incl YE Recognized Revenue) Budget Vogtle 3&4 Interest Rate Hedging , $9 Vogtle 3 & 4 Interim Financing , $266 $1,000 $ 1,000 $1,610 $1,610 $0 $250 $500 $750 $1,000 $1,250 $1,500 $1,750 $2,000 $2,250 $2,500 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Borrowings (Mil) Borrowings Cash CP Availability Total Available Lines of Credit Cash Balances (Mil) 4.0 4.5 5.0 5.5 6.0 6.5 7.0 Budget YTD Actual YTD 6.20 6.21 6.30 6.32 ¢/kWh $600 $400 $200 $- $200 $400 $600 RUS Taxable $280 $500 $ 313 $113 $193 ($ Millions) Actual Issuance Forecasted Issuance Actual Repayment Forecasted Repayment $0 $1 $2 $3 $4 $5 $6 $7 $8 $9 YE 2017 9/30/2018 $4.58 $4.54 $0.36 $0.34 $2.94 $3.63 (Billions) Construction Work in Progress Nuclear Fuel Electric Plant in Service Total Assets ($ Millions) $10,928 $11,817

A link to this presentation will be posted on Oglethorpe’s website www.opc.com. Oglethorpe’s SEC filings, including its annual reports on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K are made available on its website. Member information is filed as an exhibit to Form 10-Q for the first quarter of each year. (Exhibits are available on EDGAR but not on Oglethorpe’s website.) For additional information please contact: Additional Information 20 Investor Contacts Name Title Email Address Phone Number Betsy Higgins Executive Vice President and Chief Financial Officer betsy.higgins@opc.com 770-270-7168 Tom Brendiar Director, Bank and Investor Relations tom.brendiar@opc.com 770-270-7173 Joe Rick Director, Capital Markets joe.rick@opc.com 770-270-7240 Cheri Garing Director, Planning and Financial Analysis cheri.garing@opc.com 770-270-7204 Media Contact Name Title Email Address Phone Number Terri Statham Manager, Media Relations terri.statham@opc.com 770-270-6990